                                                                   EXHIBIT 10.10


                 FIFTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT

                  FIFTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this "Amendment"), dated as of May 17, 2004, among DHM HOLDING COMPANY, INC., a Delaware corporation ("Holdings"), DOLE HOLDING COMPANY, LLC, a Delaware limited liability company ("Intermediate Holdco"), DOLE FOOD COMPANY, INC., a Delaware corporation (the "U.S. Borrower"), SOLVEST LTD., a corporation organized under the laws of Bermuda (the "Bermuda Borrower" and, together with the U.S. Borrower, the "Borrowers"), the Lenders from time to time party to the Credit Agreement, and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.



                              W I T N E S S E T H:


                  WHEREAS, Holdings, Intermediate Holdco, the Borrowers, the Lenders, the Administrative Agent, the other Agents and the Joint Lead Arrangers are parties to a Credit Agreement, dated as of March 28, 2003 (as amended, modified and/or supplemented from time to time to, but not including, the date hereof, the "Credit Agreement");

                  WHEREAS, the U.S. Borrower desires to acquire all of the capital stock of Wood Holdings, Inc., a California corporation (the "Wood Holdings"), by way of a merger of Awood, Inc., a Wholly-Owned Subsidiary of the U.S. Borrower, with and into Wood Holdings, pursuant to, and in accordance with the terms of, an Agreement and Plan of Merger (in effect on the date hereof and without giving effect to any amendment or modification thereof or waiver with respect thereto (unless consented to by the Administrative Agent in its sole discretion), the "Wood Holdings Merger Agreement"), dated as of April 28, 2004, among the U.S. Borrower, Wood Holdings and Awood Inc. (the "Wood Holdings Acquisition"), which acquisition, after giving effect to this Amendment, will constitute a Permitted Acquisition effected in accordance with the requirements of the Credit Agreement as amended by this Amendment;

                  WHEREAS, the Credit Agreement Parties have requested certain amendments and consents to the Credit Agreement in connection with the Wood Holdings Acquisition and the financing thereof as described below; and

                  WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement and the Lenders wish to grant certain consents to the Credit Agreement, in each case as herein provided;

                  NOW, THEREFORE, it is agreed:


I.       Amendments and Consents to Credit Agreement.

         1. Notwithstanding anything to the contrary contained in the Credit Agreement, the Lenders hereby acknowledge and agree that the Wood Holdings Acquisition may be effected as a Permitted Acquisition under the Credit Agreement (and thereupon constitute a "Permitted Acquisition" for all purposes of the Credit Agreement), so long as:

                  (i) the Maximum Permitted Consideration payable in connection in connection with the Wood Holdings Acquisition shall consist solely of cash and shall not exceed $162,600,000 (exclusive of transaction fees and expenses, prepayment penalties payable in connection with the refinancing of certain existing indebtedness of Wood Holdings immediately prior to the consummation of the Wood Holdings Acquisition and amounts payable by the U.S. Borrower or Awood, Inc. pursuant to the
         Section 338(h)(10) Tax Matters Agreement executed concurrently with the Wood Holdings Merger Agreement);

                  (ii) except for the deviation from the express requirements of a Permitted Acquisition contained in the Credit Agreement as set forth in clause (i) above, the Wood Holdings Acquisition shall otherwise be effected as a "Permitted Acquisition" in accordance with all applicable terms of (and meet all applicable requirements for a Permitted Acquisition under) the Credit Agreement, including, without limitation, Sections 8.11, 8.15 and 9.17 thereof and the delivery of an officer's certificate required by Section 8.15(a)(xii) thereof;

                  (iii) on or prior to the date of the consummation of the Wood Holdings Acquisition (the "Wood Holdings Merger Date"), (x) the Wood Holdings Merger Agreement and all related agreements and documents shall have been duly executed and delivered by the parties thereto and shall be in full force and effect, (y) each of the conditions precedent to the U.S. Borrower's and Awood Inc.'s obligations to consummate the Wood Holdings Acquisition as set forth in the Wood Holdings Merger Agreement shall have been satisfied or waived with the consent of the Administrative Agent and (z) the Wood Holdings Acquisition shall have been consummated in accordance with all applicable law and the Wood Holdings Merger Agreement; and

                  (iv) on the Wood Holdings Merger Date, (x) the U.S. Borrower shall have (I) obtained Incremental Term Loan Commitments of $175,000,000 pursuant to, and in accordance with the requirements of,
         Section 1.15 of the Credit Agreement (as modified pursuant to Section 2 of this Amendment below) and (II) concurrently with the consummation of the Wood Holdings Merger Date, incurred the related Incremental Term Loans pursuant to, and in accordance with the requirements of, Sections 1.01(k), 1.15 and 6 and the other relevant Sections of the Credit Agreement and (y) the Administrative Agent shall have received a solvency certificate from the chief financial officer of the U.S. Borrower, dated the Wood Holdings Merger Date, in form and substance reasonably satisfactory to the Administrative Agent.

         2. (a) Notwithstanding anything to the contrary contained in Sections 1.15, 1.16 and 1.17 of the Credit Agreement or elsewhere in the Credit Agreement, the parties hereto hereby acknowledge and agree that (i) the U.S. Borrower shall be permitted to request Incremental Term Loan Commitments (and to incur any related Incremental Term Loans thereunder) pursuant to Section 1.15 of the Credit Agreement for purposes of (and only for purposes of) financing the Wood Holdings Acquisition without regard to the aggregate cap provided in clause (v) of Section 1.15(a) of the Credit Agreement, so long as
(x) the aggregate amount of all Incremental Term Loan Commitments provided to finance the Wood Holdings Acquisition in reliance on the consent in this Section 2 does not exceed $175,000,000 and (y) all other requirements of Section 1.15 applicable to a request of Incremental Term Loan Commitments and the incurrence of any related Incremental Term Loans are satisfied at the time of such request or incurrence, as the case may be, and (ii) any such Incremental Term Loans so incurred to finance the Wood Holdings Acquisition in reliance on the consent in this Section 2 shall not be included in any calculation of compliance with the Maximum Incremental Commitment Amount made pursuant to Sections 1.15(a)(v), 1.16(a)(iv) and/or 1.17(a)(iv) of the Credit Agreement.

         (b) Annex A hereto sets forth (for informational purposes only) certain terms and conditions of the Incremental Term Loans currently contemplated to be requested by the Borrower pursuant to Section 1.15(a) of the Credit Agreement to finance the Wood Holdings Acquisition.

         3. Notwithstanding anything to the contrary contained in Section 1.15 or elsewhere in the Credit Agreement, each Credit Agreement Party and each Lender party hereto (on behalf of itself and its successors and assigns) hereby acknowledges and agrees that (x) at the request of the U.S. Borrower, Incremental Term Loan Commitments (and related Incremental Term Loans) otherwise made available pursuant to, and in accordance with the requirements of, Section
1.15 (other than to finance the Wood Holdings Acquisition) may be denominated in Euros (rather than Dollars as required by clause (iii) of Section 1.15(a) of the Credit Agreement) and (y) after reasonable prior written notice, it shall enter into an amendment to the Credit Agreement necessary to effect the technical modifications to permit a tranche of Incremental Term Loans denominated in Euros (as opposed to Dollars).

         4. Notwithstanding anything to the contrary contained in the Credit Agreement or any other Credit Document, each U.S. Credit Party consents to, and each Lender party hereto (on behalf of itself and its successors and assigns) hereby consents to, and authorizes the Collateral Agent on its behalf to enter into, an amendment and restatement of the U.S. Pledge Agreement substantially in the form of the existing U.S. Pledge Agreement but modified to permit the obligations of Intermediate Holdco under the Intermediate Holdco Senior Notes Documents to be secured by the Second-Lien Collateral (as defined below) on a "silent", "second-priority" basis to the First-Lien Obligations (as defined below). Such amendment and restatement shall (i) provide, inter alia, that until the Credit Agreement and all Letters of Credit are terminated and all First-Lien Obligations (including post-petition interest) have been indefeasibly paid in full in cash, (I) the holders of such second-priority Lien shall not have any right to (a) enforce the lien or foreclose upon the Second-Lien Collateral, (b) vote in any bankruptcy or similar proceeding in respect of Holdings or any of its Subsidiaries (any such proceeding, a "Bankruptcy") with respect to, or take any other actions concerning, the Second-Lien Collateral, (c) receive any proceeds from any sale, transfer or other disposition of the Second-Lien Collateral, (d) oppose any sale, transfer or other disposition of the Second-Lien Collateral, (e) object to any debtor-in-possession financing in any Bankruptcy which is provided by one or more Lenders among others (including on a priming basis), (f) object to the use of cash collateral in respect of the Second-Lien Collateral in any Bankruptcy, or (g) seek or object to the Lenders seeking any adequate protection or relief from the automatic stay with respect to the

Second-Lien Collateral in any Bankruptcy and (II) the holders of such second-priority Lien shall be obligated to turnover any proceeds from any realization on the Second-Lien Collateral to the holders of the First-Lien Obligations, (ii) require an opinion, addressed to each Agent, the Collateral Agent and each of the Lenders, from Paul, Hastings, Janofsky and Walker LLP, special New York counsel to the U.S. Credit Parties, in form and substance reasonably satisfactory to the Administrative Agent covering the execution, delivery and performance of such amendment and restatement and (iii) otherwise be in form and substance satisfactory to the Collateral Agent.

         5. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new clause (k) immediately following clause (j) of said Section:

                  "(k) Tranche D Term Loans. (A) Subject to and upon the terms and conditions set forth herein, (i) each Consenting Tranche C Term Lender severally agrees to convert (the "Tranche C Term Loan Conversion"), on the Fifth Amendment Effective Date, all Tranche C Term Loans of such Consenting Tranche C Term Lender outstanding on the Fifth Amendment Effective Date (immediately prior to giving effect thereto) into new term loans hereunder owing by the Bermuda Borrower (each such term loan, a "Converted Tranche D Term Loan" and, collectively, the "Converted Tranche D Term Loans") and (ii) each Lender with a Tranche D Term Loan Commitment severally agrees to make, on the Fifth Amendment Effective Date, a term loan or term loans (each, an "Additional Tranche D Term Loan" and, collectively, the "Additional Tranche D Term Loans", and, together with the Converted Tranche D Term Loans, the "Tranche D Term Loans") to the Bermuda Borrower, which Tranche D Term Loans:

                           (i)      shall be denominated in Dollars;

                           (ii) except as hereinafter provided, shall, at the
                  option of the Bermuda Borrower, be incurred and maintained as, and/or converted into one or more Borrowings of Base Rate Loans or Eurodollar Loans, provided that (x) except as otherwise specifically provided in Section 1.10(b), all Tranche D Term Loans made as part of the same Borrowing shall at all times consist of Tranche D Term Loans of the same Type and (y) Borrowings of Tranche D Term Loans on the Fifth Amendment Effective Date shall be subject to the rules set forth in clause (B) of this Section 1.01(k) below; and

                           (iii) shall not exceed for any Lender, in initial
                  principal amount, that amount which equals the sum of (x) the aggregate principal amount of the Tranche C Term Loans, if any, made by such Lender and outstanding on the Fifth Amendment Effective Date (immediately prior to giving effect thereto) as set forth on Schedule I hereto under the heading "Converted Tranche D Term Loans" and (y) the Tranche D Term Loan Commitment of such Lender (if any) as in effect on the Fifth Amendment Effective Date (before giving effect to any reductions thereto on such date pursuant to Section 3.03(i)).

         Once repaid, Tranche D Term Loans may not be reborrowed.

                  (B)(i) Each Borrowing of Tranche C Term Loans existing on the Fifth Amendment Effective Date immediately prior to the Tranche C Term Loan Conversion and maintained as Eurodollar Loans (each, an "Existing Tranche C Term Loan Borrowing") shall, upon the occurrence of the Tranche C Term Loan Conversion, be deemed to be a new Borrowing of Tranche D Term Loans for all purposes of this Agreement, (ii) each such newly-deemed Borrowing of Tranche D Term Loans shall be subject to the same Interest Period (and Eurodollar Rate) as the Existing Tranche C Term Loan Borrowing to which it relates, (iii) Additional Tranche D Term Loans shall be initially incurred pursuant to a single Borrowing of Eurodollar Loans which shall be added to (and thereafter be deemed to constitute a part of) each such newly-deemed Borrowing of Tranche D Term Loans on a pro rata basis (based on the relative sizes of the various such newly-deemed Borrowings of Tranche D Term Loans) and (iv) in connection with the Tranche C Term Loan Conversion and the incurrence of Additional Tranche D Term Loans pursuant to Section 1.01(k), the Administrative Agent shall (and is hereby authorized to) take all appropriate actions to ensure that all Lenders with outstanding Tranche D Term Loans (after giving effect to the Tranche C Term Loan Conversion and the incurrence of Additional Tranche D Term Loans pursuant to Section 1.01(k)(A)) participate in each newly-deemed Borrowing of Tranche D Term Loans on a pro rata basis (based upon their respective Tranche D Term Loan Borrowing Amounts as in effect on the Fifth Amendment Effective Date).

                  (C) In connection with the Tranche C Term Loan Conversion and the incurrence of Additional Tranche D Term Loans pursuant to Section 1.01(k)(A), the Lenders and the Bermuda Borrower hereby agree that, notwithstanding anything to the contrary contained in this Agreement,
         (i) if requested by any Lender making Additional Tranche D Term Loans which "match funds", the Bermuda Borrower shall pay to such Lender such amounts necessary, as reasonably determined by such Lender, to compensate such Lender for making such Additional Tranche D Term Loans in the middle of an existing Interest Period (rather than at the beginning of the respective Interest Period, based upon the rates then applicable thereto) and (ii) the Bermuda Borrower shall be obligated to pay to the respective Lenders breakage or other costs of the type referred to in Section 1.11 (if any) incurred in connection with the Tranche C Term Loan Conversion and/or the actions taken pursuant to preceding clause (B) of this Section 1.01(k).

                  (D) On and after the Fifth Amendment Effective Date, each Consenting Tranche C Term Lender which holds a Tranche C Term Note shall be entitled to surrender such Tranche C Term Note to the Bermuda Borrower against delivery of a Tranche D Term Note completed in conformity with Section 1.05; provided that if any such Tranche C Term
         Note is not so surrendered, then from and after the Fifth Amendment Effective Date such Tranche C Term Note shall be deemed to evidence the Converted Tranche D Term Loans into which the Tranche C Term Loans theretofore evidenced by such Tranche C Term Note have been converted.".

         6. Section 1.03(a) of the Credit Agreement is hereby amended by inserting the text "Tranche D Term Loans," immediately following the text "Tranche C Term Loans," appearing in clause (iii) of said Section.

         7. Section 1.04 of the Credit Agreement is hereby amended by deleting the last parenthetical in the first sentence of said Section in its entirety and inserting the following new parenthetical in lieu thereof:

         "(or, (I) in the case of Swingline Loans, the Swingline Lender shall make available the full amount thereof, (II) in the case of Additional Tranche C Term Loans, each Lender with a Tranche C Term Loan Commitment will make available an amount thereof equal to its Tranche C Term Loan Commitment on the Third Amendment Effective Date (prior to the termination thereof pursuant to Section 3.03(f) on such date) and (III) in the case of Additional Tranche D Term Loans, each Lender with a Tranche D Term Loan Commitment will make available an amount thereof equal to its Tranche D Term Loan Commitment on the Fifth Amendment Effective Date (prior to the termination thereof pursuant to Section 3.03(i) on such date))".

         8. Section 1.05(a) of the Credit Agreement is hereby amended by (i) inserting the text "Tranche D Term Loans," immediately following the text "Tranche C Term Loans," appearing in the first parenthetical of said Section,
(ii) deleting the text "and" appearing immediately preceding the text "(xii)" appearing in said Section and (iii) inserting the text ", and (xiii) if Tranche D Term Loans, by a promissory note duly executed and delivered by the Bermuda Borrower substantially in the form of Exhibit B-11, with blanks appropriately completed in conformity herewith (each, a "Tranche D Term Note" and, collectively, the "Tranche D Term Notes")" immediately prior to the period at the end of said Section.

         9. Section 1.05 of the Credit Agreement is hereby further amended by
(i) redesignating clauses (m), (n) and (o) as clauses (n), (o) and (p), respectively, appearing in said Section and (ii) inserting the following new clause (m) immediately following clause (l) of said Section:

                  "(m) The Tranche D Term Note issued to each Lender with a Tranche D Term Loan Commitment and/or outstanding Tranche D Term Loans shall (i) be executed by the Bermuda Borrower, (ii) be payable to such Lender (or an affiliate designated by such Lender) or its registered assigns and be dated the Fifth Amendment Effective Date (or, if issued thereafter, the date of issuance thereof), (iii) be in a stated principal amount (expressed in Dollars) equal to the sum of the Tranche D Term Loan Commitment of such Lender on the Fifth Amendment Effective Date (before giving effect to any reductions thereto on such date) plus the aggregate principal amount of all Converted Tranche D Term Loans of such Lender on the Fifth Amendment Effective Date (or, in the case of any Tranche D Term Note issued after the Fifth Amendment Effective Date, in a stated principal amount (expressed in Dollars) equal to the outstanding principal amount of the Tranche D Term Loans of such Lender on the date of issuance thereof) and be payable (in Dollars) in the principal amount of Tranche D Term Loans evidenced thereby from time to time, (iv) mature on the Tranche D Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01 and mandatory repayment as provided in Section
         4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.".

         10. Section 1.05(o) of the Credit Agreement is hereby amended by deleting the text "preceding clause (n)" appearing in the third sentence of said Section and inserting the text "preceding clause (o)" in lieu thereof.

         11. Section 1.07 of the Credit Agreement is hereby amended by (i) inserting the text "Tranche D Term Loans," immediately following the text "Tranche C Term Loans," appearing in said Section and (ii) inserting the text "Tranche D Term Loan Borrowing Amounts," immediately following the text "Tranche C Term Loan Borrowing Amounts," appearing in said Section.

         12. Sections 1.08(a) and 1.08(b) of the Credit Agreement are hereby amended by inserting the text "Tranche D Term Loans," immediately following the text "Tranche C Term Loans," appearing in said Sections.

         13. Section 1.09 of the Credit Agreement is hereby amended by deleting the text "and 1.01(i)(A)(ii)(y)" appearing in the first paragraph of said Section and inserting the text ", 1.01(i)(A)(ii)(y) and 1.01(k)(A)(ii)(y)" in lieu thereof.

         14. Section 3.03(a) of the Credit Agreement is hereby amended by (i) inserting the text "(i)" immediately following the text "provided, however, that" appearing in said Section and (ii) inserting the text "and (ii) the Total Tranche D Term Loan Commitment shall terminate on May 17, 2004, unless the Fifth Amendment Effective Date has occurred on or before such date" immediately preceding the period at the end of said Section.

         15. Section 3.03(h) of the Credit Agreement is hereby amended by (i) inserting the text "the Total Tranche D Term Loan Commitment," immediately following the text "the Total Tranche C Term Loan Commitment," appearing in said Section and (ii) inserting the text "the Tranche D Term Loan Commitment," immediately following the text "the Tranche C Term Loan Commitment," appearing in said Section.

         16. Section 3.03 of the Credit Agreement is hereby further amended by inserting the following new clause (i) immediately following clause (h) of said
Section:

                  "(i) The Total Tranche D Term Loan Commitment (and the Tranche D Term Loan Commitment of each Lender with such a Commitment) shall terminate in its entirety on the Fifth Amendment Effective Date (immediately after giving effect to the making of Additional Tranche D Term Loans on such date).".

         17. Section 4.01 of the Credit Agreement is hereby amended by inserting the text "Tranche D Term Loans," immediately following the text "Tranche C Term Loans," appearing in the first paragraph of said Section.

         18. Section 4.01(i) of the Credit Agreement is hereby amended by inserting the text "Tranche D Term Loans," immediately following the text "Tranche C Term Loans," appearing in said Section.

         19. Section 4.01(v) of the Credit Agreement is hereby amended by inserting the text ", Tranche D Term Loans" immediately following the text "Tranche C Term Loans" appearing in said Section.

         20. Section 4.01(vii) of the Credit Agreement is hereby amended by inserting the text ", Tranche D Term Loans" immediately following the text "Tranche C Term Loans" appearing in said Section.

         21. Section 4.02(b) of the Credit Agreement is hereby amended by (i) deleting the text appearing in clause (iii) of said Section in its entirety and inserting the text "[Intentionally deleted]." in lieu thereof and (ii) inserting the following new clause (iv) immediately following clause (iii) of said
Section:

                  "(iv) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, the Bermuda Borrower shall be required to repay that principal amount of Tranche D Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(h), a "Tranche D Term Loan Scheduled Repayment"):

                 Tranche D Scheduled Repayment Date                       Amount
                 ----------------------------------                       ------
                 Last day of 2nd Fiscal Quarter of Fiscal Year 2004       $9,250,000.00
                 Last day of 3rd Fiscal Quarter of Fiscal Year 2004       $9,250,000.00
                 Last day of 4th Fiscal Quarter of Fiscal Year 2004       $9,250,000.00

                 Last day of 1st Fiscal Quarter of Fiscal Year 2005       $9,250,000.00
                 Last day of 2nd Fiscal Quarter of Fiscal Year 2005       $9,250,000.00
                 Last day of 3rd Fiscal Quarter of Fiscal Year 2005       $9,250,000.00
                 Last day of 4th Fiscal Quarter of Fiscal Year 2005       $9,250,000.00

                 Last day of 1st Fiscal Quarter of Fiscal Year 2006       $9,250,000.00
                 Last day of 2nd Fiscal Quarter of Fiscal Year 2006       $9,250,000.00
                 Last day of 3rd Fiscal Quarter of Fiscal Year 2006       $9,250,000.00
                 Last day of 4th Fiscal Quarter of Fiscal Year 2006       $9,250,000.00

                 Last day of 1st Fiscal Quarter of Fiscal Year 2007       $9,250,000.00
                 Last day of 2nd Fiscal Quarter of Fiscal Year 2007       $9,250,000.00
                 Last day of 3rd Fiscal Quarter of Fiscal Year 2007       $9,250,000.00
                 Last day of 4th Fiscal Quarter of Fiscal Year 2007       $9,250,000.00

                 Last day of 1st Fiscal Quarter of Fiscal Year 2008       $9,250,000.00
                 Last day of 2nd Fiscal Quarter of Fiscal Year 2008       $9,250,000.00

                 Tranche D Term Loan Maturity Date                        $116,250,000"

         22. Section 4.02(h)(II) of the Credit Agreement is hereby amended by
(i) inserting the text ", no Tranche D Term Loans" immediately following each instance of the text "no Tranche C Term Loans" appearing in said Section, (ii) inserting the text ", Tranche D Term Loans" immediately following each instance of the text "outstanding Tranche C Term Loans" appearing in said Section.

         23. Section 7.05(a) of the Credit Agreement is hereby amended by inserting the following new sentence at the end of said Section:

                  "All proceeds of Additional Tranche D Term Loans shall be used on the Fifth Amendment Effective Date to repay the principal of outstanding Tranche C Term Loans of Non-Consenting Tranche C Term Lenders (if any), together with accrued but unpaid interest thereon.".

         24. Section 8.15(a) of the Credit Agreement is hereby amended by (i) deleting the first reference to the amount "$100,000,000" appearing in clause
(vii) of said Section and inserting the amount "$250,000,000" in lieu thereof and (ii) deleting the proviso appearing in clause (vii) of said Section in its entirety.

         25. Section 8.25(a) of the Credit Agreement is hereby amended by (i) inserting the text "(i)" immediately after the text "(a)" appearing in said Section, (ii) deleting the text "(the "U.S. Mortgage Amendments")" appearing in said Section, (iii) deleting the text "each of the Mortgage Amendments have" appearing in said Section and inserting the text "each such mortgage amendment has" in lieu thereof and (iv) inserting the following text at the end of said
Section:

         "and (ii) within 60 days following the Fifth Amendment Effective Date (unless otherwise agreed by the Collateral Agent), the U.S. Borrower shall have delivered to the Collateral Agent, or caused to be delivered to the Collateral Agent, fully executed counterparts of amendments, in form and substance satisfactory to the Administrative Agent, to each of the Mortgages covering a U.S. Mortgaged Property, together with evidence that counterparts of each such mortgage amendment has been delivered to the title company insuring the Lien on the Mortgages for recording in all places to the extent necessary or desirable, in the judgment of the Collateral Agent, effectively to maintain a valid and enforceable first priority mortgage lien on the U.S. Mortgaged Properties in favor of the Collateral Agent for the benefit of the Secured Creditors securing all of the Obligations (including the Additional Tranche D Term Loans and the increased maximum amount of Incremental Term Loans which may be incurred after giving effect to the Fifth Amendment Effective Date).".

         26. Section 8.25(b) of the Credit Agreement is hereby amended (i) by inserting the text ", Additional Tranche D Term Loans" immediately following each instance of the text "Additional Tranche C Term Loans" appearing in said Section and (ii) deleting each instance of the text "60 days" appearing in said Section and inserting the text "90 days" in lieu thereof.

         27. Section 9.03(iii) of the Credit Agreement is hereby amended by inserting the following text immediately after the text "Security Documents" appearing in said Section:

         "(it being understood and agreed that, from and after the Fifth Amendment Effective Date, the obligations under or relating to the Intermediate Holdco Senior Notes Documents may be secured by the Second-Lien Collateral pursuant to the U.S. Pledge Agreement, on a "second-priority" basis to the First-Lien Obligations, all in accordance with the amendment and restatement of the U.S. Pledge Agreement authorized pursuant to Part I, Section 4 of the Fifth Amendment)".

         28. Notwithstanding anything to the contrary contained in Section 9.03 or 9.04 of the Credit Agreement or elsewhere in the Credit Agreement, (i) on and after the Wood Holdings Merger Date, Liens created pursuant to the Wood Holdings Credit Agreement Documents (as defined below) shall be permitted and constitute "Permitted Liens" for all purposes of the Credit Documents, so long as no Indebtedness is at any time outstanding under or pursuant to the Wood Holdings Credit Agreement Documents (EXCLUDING, FOR THE AVOIDANCE OF DOUBT, ANY FEES PAYABLE THEREUNDER) and (ii) in no event shall Holdings or any of its Subsidiaries create, incur, assume or suffer to exist any Indebtedness under or pursuant to any Wood Holdings Credit Agreement Document (EXCLUDING, FOR THE AVOIDANCE OF DOUBT, ANY FEES PAYABLE THEREUNDER). As used above, "Wood Holdings Credit Agreement Documents" shall mean (i) that certain Credit Agreement, dated as of September 27, 2002, among Wood Holdings, J.R. Wood, Inc., Escalon Frozen Foods, Inc., Big Valley Marketing Corporation, Big Valley Marketing LLC and Atwater Frozen Foods, Inc., the lenders from time to time party thereto, Harris Trust and Savings Bank, as Administrative Agent and U.S. Bank National Association, as Collateral Agent and (ii) each other agreement, document or instrument executed by Holdings and/or any of its Subsidiaries pursuant to or in connection with the afore-mentioned Credit Agreement, in each case as the same may be amended, modified, restated, supplemented and/or replaced from time to time. Any breach of the provisions of this Section 28 shall constitute an immediate Event of Default for all purposes of the Credit Documents.

         29. Section 9.05(xix) of the Credit Agreement is hereby amended by deleting the text "Tranche C" appearing in said Section and inserting the text "Tranche D" in lieu thereof.

         30. Section 9.05(xxv) of the Credit Agreement is hereby amended by (i) inserting the text "(I)" immediately following the text "be utilized by Holdings" appearing in clause (v) of said Section and (ii) inserting the text "or (II) promptly (and, in any event, within 5 Business Days of the receipt of such proceeds) to pay regularly scheduled interest on the Holdings Senior Notes when and as due in accordance with the requirements of the Holdings Senior Notes Documents" immediately following the text "operations of the Unrestricted Wellbeing Joint Ventures" appearing in clause (v) of said Section.

         31. Section 9.06(x) of the Credit Agreement is hereby amended by (i) inserting the text "(I)" immediately following the text "be utilized by Holdings" appearing in clause (v) of said Section and (ii) inserting the text "or (II) promptly (and, in any event, within 5 Business Days of the receipt of such proceeds) to pay regularly scheduled interest on the Holdings Senior Notes when and as due in accordance with the requirements of the Holdings

Senior Notes Documents" immediately following the text "operations of the Wellbeing Joint Ventures" appearing in clause (v) of said Section.

         32. Section 9.13 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.13 in lieu thereof:

                  "9.13 Bank Debt Leverage Ratio. The U.S. Borrower will not permit the Bank Debt Leverage Ratio at any time to be greater than 1.50:1.0; provided that, notwithstanding the foregoing, at any time from November 1 to and including the last day of the 1st Fiscal Quarter of each Fiscal Year, the Bank Debt Leverage Ratio as otherwise set forth above shall be 1.75:1.00. All determinations of the Bank Debt Leverage Ratio for purposes of this Section 9.13 shall include Consolidated EBITDA as calculated on a Pro Forma Basis to give effect to all Permitted Acquisitions and Significant Asset Sales, if any, effected during (but not after) the respective Test Period for which Consolidated EBITDA is being determined; provided that for purposes of making determinations of compliance with this Section 9.13 pursuant to
         Section 8.15(a), the Bank Debt Leverage Ratio shall be calculated on a Pro Forma Basis as otherwise required by the definition of Pro Forma Basis contained herein.".

         33. Section 9.14(a) of the Credit Agreement is hereby amended by inserting the text "any Wood Holdings Merger Document (on and after the execution and delivery thereof)," immediately after the text "Merger Document," appearing in clause (iii) of said Section.

         34. Notwithstanding anything to the contrary contained in Section 9.18 of the Credit Agreement, the U.S. Borrower and one or more of its Subsidiaries may acquire the Principal Properties designated on Annex B hereto pursuant to the Wood Holdings Acquisition.

         35. Section 9.18 of the Credit Agreement is hereby amended by deleting clause (ii) of said Section in its entirety and inserting the following text in lieu thereof:

                  "(ii) permit any Property owned by such Credit Agreement Party or such Subsidiary which is not a Principal Property on the Initial Borrowing Date (or, if acquired after the Initial Borrowing Date, on such date of acquisition) to become a Principal Property after the Initial Borrowing Date (or such date of acquisition)".

         36. The definition of "Applicable Margin" appearing in Section 11 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

                  "Applicable Margin" shall mean, commencing on the Fifth Amendment Effective Date, initially a percentage per annum equal to (i) in the case of Tranche D Term Loans maintained as (A) Base Rate Loans, 1.25% and (B) Eurodollar Loans, 2.25%; (ii) in the case of Revolving Loans maintained as (A) Base Rate Loans, 1.50% and (B) Euro Rate Loans, 2.50%; (iii) in the case of Swingline Loans maintained as (A) Base Rate Loans, 1.50% and (B) Euro Rate Loans, 2.50%; and (iv) in the case of any Type of Incremental Term Loan of a given Tranche, that percentage per annum set forth in, or calculated in accordance with, Section 1.15 and the relevant Incremental Term Loan Commitment

         Agreement. From and after each day of delivery on or after the Fifth Amendment Effective Date of any certificate delivered in accordance with the first sentence of the following paragraph indicating an entitlement to a different margin for a given eligible Tranche of Loans (other than Incremental Term Loans) from that described in the immediately preceding sentence (each, a "Start Date") to and including the applicable End Date described below, the Applicable Margins for such eligible Tranche of Loans (hereinafter, the "Adjustable Applicable Margins") shall be those set forth below opposite the Leverage Ratio indicated to have been achieved in any certificate delivered in accordance with the following sentence:

                         Multicurrency         Multicurrency
                       Facility Revolving   Facility Revolving
                          Loan, Dollar         Loan, Dollar
                            Facility        Facility Revolving
                         Revolving Loan     Loan and Swingline     Tranche D Term       Tranche D Term
                       and Swingline Loan     Loan Base Rate       Loan Eurodollar      Loan Base Rate
Leverage Ratio          Euro Rate Margin          Margin               Margin               Margin
--------------         ------------------   ------------------     ---------------      --------------

Equal to or greater          2.25%                 1.25%                 N/A                  N/A
than 3.5 to 1.0 but
less than 4.0 to 1.0

Less than 3.5 to 1.0         2.00%                 1.00%                2.00%                1.00%

         The Leverage Ratio used in a determination of the Adjustable Applicable Margins for a given eligible Tranche of Loans shall be determined based on the delivery of a certificate of Holdings by an Authorized Officer of Holdings to the Administrative Agent (with a copy to be sent by the Administrative Agent to each Lender), within 45 days of the last day of any Fiscal Quarter of Holdings (each such certificate, a "Quarterly Pricing Certificate"), which certificate shall set forth the calculation of the Leverage Ratio as at the last day of the Test Period ended immediately prior to the relevant Start Date (but determined on a Pro Forma Basis solely to give effect to all Permitted Acquisitions (if any) and all Significant Asset Sales (if any) consummated on or prior to the date of delivery of such certificate and any Indebtedness incurred, assumed or permanently repaid in connection therewith) and the Adjustable Applicable Margins for such eligible Tranche of Loans which shall be thereafter applicable (until same are changed or cease to apply in accordance with the following sentences); provided that at the time of the consummation of any Permitted Acquisition or Significant Asset Sale, an Authorized Officer of Holdings shall deliver to the Administrative Agent a certificate setting forth the calculation of the Leverage Ratio on a Pro Forma Basis (solely to give effect to all Permitted Acquisitions, if any, and all Significant Asset Sales (if any) consummated on or prior to the date of the delivery of such certificate and any Indebtedness incurred or assumed in connection therewith) as of the last day of the last Calculation Period ended prior to the date on which such Permitted Acquisition or Significant Asset Sale is consummated for which financial statements have been made available (or were required to be made available) pursuant to Section 8.01(b) or (c), as the case may be, and the date of such consummation shall be deemed to be a Start Date and the Adjustable Applicable Margins for each eligible Tranche of Loans which shall be thereafter applicable (until same are changed or cease to apply in accordance with the following sentences) shall be based upon the Leverage Ratio as so calculated. The Adjustable Applicable Margins for each eligible Tranche of Loans as so determined shall apply, except as set forth in the succeeding sentence, from the relevant Start Date to the earliest of (x) the date on which the next certificate is delivered to the Administrative Agent, (y) the date on which the next Permitted Acquisition or Significant Asset Sale is consummated or (z) the date which is 45 days following the last day of the Test Period in which the previous Start Date occurred (such earliest date, the "End Date"), at which time, if no certificate has been delivered to the Administrative Agent indicating an entitlement to new Adjustable Applicable Margins for the respective eligible Tranche of Loans (and thus commencing a new Start Date), the Adjustable Applicable Margins for such Tranche of Loans shall be those set forth in the first sentence of this definition (such Adjustable Applicable Margins as so determined, the "Highest Adjustable Applicable Margins"). Notwithstanding anything to the contrary contained above in this definition, (x) the Adjustable Applicable Margins shall be the Highest Adjustable Applicable Margins at all times during which there shall exist any Specified Default or any Event of Default and (y) at all times prior to the date of delivery of the financial statements pursuant to Section 8.01(c) for the Fiscal Year 2004, the Adjustable Applicable Margin for Tranche D Term Loans shall be the Highest Adjustable Applicable Margin therefor. It is understood and agreed that (x) for periods prior to the Third Amendment Effective Date, the "Applicable Margin" for any Tranche of Loans shall be determined in accordance with the definition of "Applicable Margin" used in this Agreement (as in effect immediately prior to the Third Amendment Effective Date) and (y) for periods after the Third Amendment Effective Date and prior to the Fifth Amendment Effective Date, the "Applicable Margin" for any Tranche of Loans shall be determined in accordance with the definition of "Applicable Margin" used in this Agreement (as in effect immediately prior to the Fifth Amendment Effective Date).".

         37. The definition of "Available Currency" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "Tranche D Term Loans," immediately following the text "Tranche C Term Loans," appearing in said definition.

         38. The definition of "Borrowing" appearing in Section 11 of the Credit Agreement is hereby amended by (i) redesignating the clauses (x) and (y) of the proviso appearing in said definition as clauses (w) and (x), respectively, thereof and (ii) inserting the following new clause (y) immediately following clause (x) of said definition (as so redesignated):

         "(y) the term "Borrowing" shall include the consolidated "borrowing" of Tranche D Term Loans pursuant to the simultaneous conversion of Tranche C Term Loans and the incurrence of Additional Tranche D Term Loans on the Fifth Amendment Effective Date on the terms provided in Section 1.01(k)".

         39. The definition of "Commitment" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "the Tranche D Term Loan Commitment," immediately following the text "the Tranche C Term Loan Commitment," appearing in said definition.

         40. The definition of "Dollar Denominated Loan" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "each Tranche D Term Loan," immediately following the text "each Tranche C Term Loan," appearing in said definition.

         41. The definition of "Excess Cash Flow" appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting the text "or" immediately following the text "(m)" appearing in said definition and inserting a comma in lieu thereof and (ii) inserting the text "or any Scheduled Repayment (as defined herein prior to the Fifth Amendment Effective Date) under Section 4.02(b) (as in effect immediately prior to the Fifth Amendment Effective Date)" immediately preceding the text "or (y)" in said definition.

         42. The definition of "Holdings Senior Notes" appearing in Section 11 of the Credit Agreement is hereby amended by deleting the text "Tranche C Term Loan Maturity Date" appearing in said definition and inserting the text "Tranche D Term Loan Maturity Date" in lieu thereof.

         43. The definition of "Incremental Loan Commitment Requirements" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "(in the case of an Incremental Loan Commitment requested by the Bermuda Borrower) or each U.S. Subsidiary Guarantor (in the case of an Incremental Loan Commitment requested by the U.S. Borrower), as the case may be," immediately following the text "each Guarantor" appearing in clause (v) of said definition.

         44. The definition of "Intermediate Holdco Senior Notes" appearing in
Section 11 of the Credit Agreement is hereby amended by (i) deleting the text "Tranche C Term Loan Maturity Date" appearing in clause (a) of said definition and inserting the text "Tranche D Term Loan Maturity Date" in lieu thereof and
(ii) inserting the text ", except pursuant to the U.S. Pledge Agreement (as contemplated by Section 9.03(iii))" immediately after the text "guaranties or security" appearing in clause (b) of said definition.

         45. The definition of "Loan" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "each Tranche D Term Loan," immediately following the text "each Tranche C Term Loan," appearing in said definition.

         46. The definition of "Maturity Date" appearing in Section 11 of the Credit Agreement is hereby amended by (i) redesignating clauses (iv), (v) and
(vi) as clauses (v), (vi) and (vii), respectively, of said definition and (ii) inserting the following new clause (iv) immediately following clause (iii) of said definition:

         "(iv) with respect to Tranche D Term Loans, the Tranche D Term Loan Maturity Date,".

         47. The definition of "Maximum Incremental Commitment Amount" appearing in Section 11 of the Credit Agreement is hereby amended by deleting the text "$100,000,000" appearing in said definition and inserting the text "$250,000,000" in lieu thereof.

         48. The definition of "Note" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "each Tranche D Term Note," immediately following the text "each Tranche C Term Note," appearing in said definition.

         49. The definition of "Scheduled Repayment" appearing in Section 11 of the Credit Agreement is hereby amended by deleting the text "C" appearing in said definition and inserting the text "D" in lieu thereof.

         50. The definition of "Term Loans" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text ", Tranche D Term Loans" immediately following the text "Tranche C Term Loans" appearing in said definition.

         51. The definition of "Total Commitment" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "the Total Tranche D Term Loan Commitment," immediately following the text "the Total Tranche C Term Loan Commitment," appearing in said definition.

         52. The definition of "Tranche" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "Tranche D Term Loans," immediately following the text "Tranche C Term Loans," appearing in said definition.

         53. The definition of "Tranche C Term Loan Scheduled Repayment" appearing in Section 11 of the Credit Agreement is hereby amended by deleting said definition in its entirety.

         54. The definition of "U.S. Borrower Guaranteed Obligations" appearing in Section 11 of the Credit Agreement is hereby amended by (i) inserting the text "each Tranche D Term Note," immediately following the text "each Tranche C Term Note," appearing in said definition and (ii) inserting the text "each Tranche D Term Loan," immediately following the text "each Tranche C Term Loan," appearing in said definition.

         55. The definition of "U.S. Pledge Agreement" appearing in Section
11.01 of the Credit Agreement is hereby amended by inserting the text ", it being understood that on and after the execution and delivery thereof, the term "U.S. Pledge Agreement" shall mean the Amended and Restated U.S. Pledge Agreement in the form entered into in accordance with the requirements of
Section 4 of Part I of the Fifth Amendment, as the same may be further amended, amended and restated, modified and/or supplemented from time to time in accordance with the terms hereof and thereof" immediately before the period appearing in said definition.

         56. Section 11 of the Credit Agreement is hereby further amended by (i) deleting the definitions of "U.S. Mortgage Amendments" and "Consolidated Fixed Charges" appearing in said Section and (ii) inserting the following new definitions in appropriate alphabetical order:

                  "Additional Tranche D Term Loans" shall have the meaning provided in Section 1.01(k).

                  "Consenting Tranche C Term Lender" shall mean each Lender holding outstanding Tranche C Term Loans that has theretofore executed and delivered a counterpart of the Fifth Amendment to the Administrative Agent on or prior to 2:00 P.M. (New York time) on the later to occur of May 13, 2004 or the Fifth Amendment Effective Date.

                  "Consolidated Fixed Charges" shall mean, for any period, the sum of (i) Consolidated Interest Expense for such period, (ii) the scheduled principal amount of all amortization payments on all Indebtedness (including the principal component of all Capitalized Lease Obligations but excluding payments pursuant to the Refinancing) of Holdings (or, after the Fourth Amendment Effective Date, the U.S. Borrower) and its Consolidated Subsidiaries for such period (as determined on the first day of the respective period), (iii) the amount of all Capital Expenditures made by Holdings (or, after the Fourth Amendment Effective Date, the U.S. Borrower) and its Consolidated Subsidiaries during such period (other than Capital Expenditures made pursuant to Section 9.12(c), (d) or (e)), (iv) all Dividends (excluding dividends paid in kind through the issuance of additional shares of capital stock of Holdings) actually paid by Holdings prior to the Fourth Amendment Effective Date (if any) during such period, (v) the amount of all cash payments made by Holdings (or, after the Fourth Amendment Effective Date, the U.S. Borrower) and its Consolidated Subsidiaries during such period in respect of income taxes or income tax liabilities, net of any refunds received during such period, (vi) the aggregate amount of all intercompany loans and/or Dividends made by the U.S. Borrower to Intermediate Holdco and utilized by Intermediate Holdco for the purposes described in Section 9.05(xxv)(iv)(C) or 9.06(x)(iv)(C), as applicable, during such period, and (vii) the aggregate amount of all intercompany loans and/or Dividends made by the U.S. Borrower to Intermediate Holdco, the proceeds of which are on-loaned and/or Dividended by Intermediate Holdco to Holdings and utilized by Holdings for the purposes described in Section 9.05(xxv)(v)(II) or Section 9.06(x)(v)(II), as applicable, during such period.

                  "Converted Tranche D Term Loans" shall have the meaning provided in Section 1.01(k).

                  "Existing Tranche C Term Loan Borrowing" shall have the meaning provided in Section 1.01(k).

                  "Fifth Amendment" shall mean the Fifth Amendment and Consent to this Agreement, dated as of May 17, 2004.

                  "Fifth Amendment Effective Date" shall have the meaning provided in the Fifth Amendment.

                  "First-Lien Obligations" shall mean all Obligations (as defined in the U.S. Pledge Agreement) other than obligations of every kind and nature under, or in respect of, the Intermediate Holdco Senior Notes Documents (including post-petition interest).

                  "Non-Consenting Tranche C Term Lender" shall mean each Lender holding Tranche C Term Loans on the Fifth Amendment Effective Date (immediately prior to giving effect thereto) that is not a Consenting Tranche C Term Lender.

                  "Second-Lien Collateral" shall mean the capital stock of the U.S. Borrower owned by Intermediate Holdco and any Proceeds (as defined in the U.S. Pledge Agreement) thereof.

                  "Total Tranche D Term Loan Commitment" shall mean, at any time, the sum of the Tranche D Term Loan Commitments of each of the Lenders with such a Commitment at such time.

                  "Tranche C Term Loan Conversion" shall have the meaning provided in Section 1.01(k).

                  "Tranche D Term Loan" shall mean have the meaning provided in
         Section 1.01(k).

                  "Tranche D Term Loan Borrowing Amount" shall mean, with respect to each Lender, the amount set forth opposite such Lender's name in Schedule I directly below the column entitled "Tranche D Term Loan Borrowing Amount", as the same may be (x) reduced from time to time as a result of prepayments and repayments pursuant to Section 4.01, 4.02 and/or 10 or (y) adjusted from time to time as a result of assignments of C Term Loans to or from such Lender pursuant to Section
         1.13 or 13.04(b).

                  "Tranche D Term Loan Commitment" shall mean, with respect to each Lender, the amount set forth opposite such Lender's name in
         Schedule I directly below the column entitled "Tranche D Term Loan Commitment", as the same may be terminated pursuant to Sections 3.03 and/or 10.

                  "Tranche D Term Loan Maturity Date" shall mean September 28, 2008.

                  "Tranche D Term Loan Scheduled Repayment" shall have the meaning provided in Section 4.02(b)(iv).

                  "Tranche D Term Note" shall have the meaning provided in
         Section 1.05(a).

         57. Schedule I of the Credit Agreement is hereby amended by deleting said Schedule in its entirety and replacing same with new Schedule I attached hereto.

         58. Schedule XIV of the Credit Agreement is hereby amended by deleting each instance of the text "June 30, 2004" appearing in Part C of said Schedule and inserting the text "September 30, 2004" in lieu thereof.

         59. Schedule XXI of the Credit Agreement is hereby amended by deleting said Schedule in its entirety and replacing same with new Schedule XXI attached hereto.

         60. Exhibit A-1 to the Credit Agreement is hereby amended by inserting the text "[Tranche D Term Loans]" immediately following the text "[Tranche C Term Loans]" appearing in paragraph (ii) of said Exhibit.

         61. Exhibit A-2 to the Credit Agreement is hereby amended by inserting the text "[Tranche D Term Loans]" immediately following each instance of the text "[Tranche C Term Loans]" appearing in said Exhibit.

         62. Exhibit R to the Credit Agreement is hereby amended by (i) deleting each instance of the text "each Guarantor" appearing in said Exhibit and inserting the text "[each Guarantor](1) [each U.S. Subsidiary Guarantor](2)" in lieu thereof, (ii) deleting each instance of the text "Each Guarantor" appearing in said Exhibit and inserting the text "[Each Guarantor](3) [Each U.S. Subsidiary Guarantor](4)" in lieu thereof and (iii) deleting the text "Tranche C Term Loans" appearing in footnote 5 to Annex I of said Exhibit and inserting the text "Tranche D Term Loans" in lieu thereof.

         63. Exhibit S to the Credit Agreement is hereby amended by (i) deleting each instance of the text "each Guarantor" appearing in said Exhibit and inserting the text "[each Guarantor](5) [each U.S. Subsidiary Guarantor](6)" in lieu thereof and (ii) deleting each instance of the text "Each Guarantor" appearing in said Exhibit and inserting the text "[Each Guarantor](7) [Each U.S. Subsidiary Guarantor](8)" in lieu thereof.

         64. Exhibit T to the Credit Agreement is hereby amended by (i) deleting each instance of the text "each Guarantor" appearing in said Exhibit and inserting the text "[each Guarantor](9) [each U.S. Subsidiary Guarantor](10)" in lieu thereof and (ii) deleting each instance of the text "Each Guarantor" appearing in said Exhibit and inserting the text "[Each Guarantor](11) [Each U.S. Subsidiary Guarantor](12)" in lieu thereof.


--------
(1)      Insert if the Bermuda Borrower is the Incremental Term Loan Borrower.

(2)      Insert if the U.S. Borrower is the Incremental Term Loan Borrower.

(3)      Insert if the Bermuda Borrower is the Incremental Term Loan Borrower.

(4)      Insert if the U.S. Borrower is the Incremental Term Loan Borrower.

(5) Insert if the Bermuda Borrower is the Incremental Multicurrency Facility Revolving Loan Borrower.

(6) Insert if the U.S. Borrower is the Incremental Multicurrency Facility Revolving Loan Borrower.

(7) Insert if the Bermuda Borrower is the Incremental Multicurrency Facility Revolving Loan Borrower.

(8) Insert if the U.S. Borrower is the Incremental Multicurrency Facility Revolving Loan Borrower.

(9) Insert if the Bermuda Borrower is the Incremental Dollar Facility Revolving Loan Borrower.

         65. The Credit Agreement is hereby further amended by inserting the following new Exhibit B-11 in said Credit Agreement in the form of Exhibit B-11 attached hereto.

II.      Miscellaneous Provisions.

                  1. In order to induce the Lenders to enter into this Amendment, each Credit Agreement Party hereby represents and warrants that:

                  (a) no Default or Event of Default exists as of the Fifth Amendment Effective Date, both immediately before and immediately after giving effect thereto;

                  (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Fifth Amendment Effective Date both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date); and

                  (c) promptly upon the effectiveness of this Amendment, the proceeds of the Additional Tranche D Term Loans shall be applied to repay all outstanding Tranche C Term Loans of Non-Consenting Tranche C Term Lenders (if any).

                  2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Administrative Agent.


_______________
(...continued)

(10) Insert if the U.S. Borrower is the Incremental Dollar Facility Revolving Loan Borrower.

(11) Insert if the Bermuda Borrower is the Incremental Dollar Facility Revolving Loan Borrower.

(12) Insert if the U.S. Borrower is the Incremental Dollar Facility Revolving Loan Borrower.

                  4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  5. This Amendment shall become effective on the date (the "Fifth Amendment Effective Date") when each of the following conditions shall have been satisfied:

                  (i) each Credit Agreement Party, each Subsidiary Guarantor, Lenders constituting the Required Lenders and each Lender with a Tranche D Term Loan Commitment and/or converting Tranche C Term Loans into Converted Tranche D Term Loans pursuant to the Tranche C Term Loan Conversion shall have signed a counterpart hereof (whether the same or different counter parts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Gina Kwack (facsimile number 212-354-8113);

                  (ii) there shall have been delivered to the Administrative Agent for the account of each Consenting Tranche C Term Lender and each Lender with a Tranche D Term Loan Commitment which has requested same, an appropriate Tranche D Term Note executed by the Bermuda Borrower in each case in the amount, maturity and otherwise as provided in the Credit Agreement;

                  (iii) there shall have been delivered to the Administrative Agent copies of resolutions of the Board of Directors of each U.S. Credit Party approving and authorizing the execution, delivery and performance of this Amendment and the Credit Documents as amended by this Amendment, certified by the corporate secretary or an assistant secretary of such Credit Party as being in full force and effect without modification or amendment; and

                  (iv) (x) all accrued and unpaid interest on all Tranche C Term Loans shall have been paid in full and (y) the principal of all outstanding Tranche C Term Loans of Non-Consenting Tranche C Term Lenders shall have been repaid in full;

provided however that in the event that any Foreign Subsidiary Guarantor fails to execute this Amendment, this Amendment shall nevertheless be deemed to have become effective and the Fifth Amendment Effective Date shall be deemed to have occurred, provided that the Credit Agreement Parties shall cause each such Foreign Subsidiary Guarantor which has not so executed this Amendment on such date to execute and deliver its signature page hereto within 45 calendar days following the Fifth Amendment Effective Date (or such later date not to exceed 90 calendar days following the Fifth Amendment Effective Date as shall be determined by the Administrative Agent in its sole discretion). Any failure to comply with the provisions of the immediately preceding proviso by a Foreign Subsidiary Guarantor which has assets with a net book value in excess of $1,000,000 as of the Fifth Amendment Effective Date shall be deemed to be an Event of Default for all purposes of the Credit Agreement.

                  6. By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans (including, without limitation, the Tranche D Term Loans) (x) shall be fully guaranteed pursuant to the relevant Guaranties in accordance with the terms and provisions thereof and (y) shall be fully secured pursuant to the Security Documents, provided that with respect to the Foreign Security Documents listed on Schedule XXI hereto, preceding clause (y) shall not apply to such Foreign Security Documents until the date of execution (or required execution) of the amendments thereto pursuant to Section 8.25(b) of the Credit Agreement.

                  7. So long as the Fifth Amendment Effective Date occurs, the Borrowers shall pay to each Lender which has executed a counterpart hereof on or prior to 2:00 P.M. (New York time) on May 13, 2004, a consent fee equal to 0.05% of the sum of (x) its Revolving Loan Commitment as in effect on the Fifth Amendment Effective Date and (y) the aggregate principal amount of its Term Loans outstanding on the Fifth Amendment Effective Date (immediately prior to giving effect thereto). All fees payable pursuant to the immediately preceding sentence shall be paid to the Administrative Agent within one Business Day after the Fifth Amendment Effective Date, which fees shall be distributed by the Administrative Agent to the relevant Lenders in the amounts specified in the immediately preceding sentence.

                  8. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby on the Fifth Amendment Effective Date.

                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.




                                         DHM HOLDING COMPANY, INC.


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                         DOLE HOLDING COMPANY, LLC


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                         DOLE FOOD COMPANY, INC.


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                         SOLVEST, LTD.



                                         By:
                                             -----------------------------------
                                             Name:
                                             Title: